UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                 FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) April 2, 2004

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                    HOLLYWOOD ENTERTAINMENT CORPORATION
          (Exact name of registrant as specified in its charter)

      Oregon                      0-21824            93-0981138
  (State or other               (Commission         (IRS Employer
    jurisdiction                 File Number)     Identification No.)
  of incorporation)


             9275 SW Peyton Lane, Wilsonville, Oregon 97070
          (Address of principal executive offices and zip code)

                              (503) 570-1600
          Registrant's telephone number, including area code

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Item 5.  Other Events.

On April 2, 2004, Hollywood Entertainment Corporation (the "Company") issued a press release announcing that the Company, the members of the Company's Board of Directors and an executive officer of the Company had been named in a purported class action lawsuit in connection with the proposed acquisition of the Company in a transaction between the Company and an affiliate of Leonard Green & Partners, L.P. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information
         And Exhibits.

(c) Exhibits.

99.1   Press Release dated April 2, 2004



SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 HOLLYWOOD ENTERTAINMENT CORPORATION
                           (Registrant)

          April 2, 2004            /s/ Timothy R. Price
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          Date                     Timothy R. Price
                                   Chief Financial Officer


EXHIBIT INDEX

Exhibit Number     Description
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99.1               Press Release dated April 2, 2004